Exhibit 10.2

Eleventh Amended and Restated Rent Supplement

(Stanton/Brady/Celeste Lease)

December 31, 2016

This Eleventh Amended and Restated Rent Supplement (this “Eleventh Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2016, to memorialize supplements to the S/B/C Lease (as defined below), effective as of January 1, 2017. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the S/B/C Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets) dated December 31, 2015 (as amended from time to time in accordance with its terms, the “S/B/C Lease”);

WHEREAS, on February 26, 2016 the Parties executed a Tenth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease) effective as of January 1, 2016, as amended by the First Amendment to Tenth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), effective as of June 13, 2016, and as further amended by the Second Amendment to Tenth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), effective as of September 22, 2016 (collectively, the “Tenth Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Tenth Amended Supplement pursuant to Section 3.2(b) of the S/B/C Lease; and

WHEREAS, the Parties intend to memorialize in this Eleventh Amended Supplement the Incremental CapEx the Parties expect during 2017.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Tenth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The S/B/C Lease, except as supplemented by this Eleventh Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2011	$4,212,000
2012	$14,873,337
2013	$43,422,100
2014	$139,387,740
2015	$73,231,002
	$80,197,538

(Total 2015)	$153,428,540
2016	$121,427,537	*
	$83,593,598	**
(Total 2016)	$205,021,135	***
2017	$60,058,438	#
	$69,114,285	##
(Total 2017)	$129,172,722	###

STANTON BRADY CELESTE LEASE

*	Represents the amount of distribution Incremental CapEx that the Parties expected to be placed in service during 2016, with an expected weighted average in-service date of July 1, 2016. Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Ninth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease) dated December 31, 2015 (“Ninth Amended Supplement”).
**	Represents the aggregate amount of transmission Incremental CapEx the Parties expected to be placed in service in 2016. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Ninth Amended Supplement. Of the 2016 Incremental CapEx, an aggregate of $12,037,735 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2016 Regulatory Order (“First 2016 CapEx”), an aggregate of $35,187,221 was expected to be in service as of the balance sheet date reflected in Lessee’s second 2016 Regulatory Order (“Second 2016 CapEx”), and an aggregate of $36,368,643 was expected to be placed in service throughout the remainder of 2016 (“2016 Stub-Year CapEx”). A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The Parties expected the First 2016 CapEx, Second 2016 CapEx, and 2016 Stub-Year CapEx, collectively, to have a weighted average in-service date of July 1, 2016. The Parties expected the first 2016 Regulatory Order to be effective on June 1, 2016, the second 2016 Regulatory Order to be effective on October 1, 2016, and the first 2017 Regulatory Order to be effective on March 1, 2017. The Parties have agreed that any Rent Validation (within the meaning of the S/B/C Lease) with respect to First 2016 CapEx, Second 2016 CapEx, or 2016 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the S/B/C Lease.
***	Represents the total Incremental CapEx that the Parties expected to be placed in service during 2016.
#	Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service during 2017, with an expected weighted average in-service date of May 1, 2017.
##	Represents the aggregate amount of transmission Incremental CapEx the Parties expect to be placed in service in 2017. Of the 2017 Incremental CapEx, an aggregate of $10,473,331 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2017 Regulatory Order (“First 2017 CapEx”), an aggregate of $58,640,953 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2017 Regulatory Order (“Second 2017 CapEx”), and an aggregate of $0 is expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year CapEx”) and to be included in the first 2018 Regulatory Order. The Parties expect the First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx, collectively, to have a weighted average in-service date of July 1, 2017. The Parties expect the first 2017 Regulatory Order to be effective on May 1, 2017, the second 2017 Regulatory Order to be effective on March 1, 2018, and the first 2018 Regulatory Order to be effective on June 1, 2018. The Parties agree that any Rent Validation (within the meaning of the S/B/C Lease) with respect to First 2017 CapEx, Second 2017 CapEx, or 2017 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the S/B/C Lease.
###	Represents the total Incremental CapEx that the Parties expect to be placed in service during 2017.

Lessee CapEx:

2011	$1,232,807
2012	$1,969,693
2013	$2,920,207
2014	$12,972,164
2015	$4,857,416
2016	$5,000,000	#
2017	$5,000,000	*

STANTON/BRADY/CELESTE LEASE

#	Represents the amount of Lessee CapEx the Parties expected during 2016, with an expected weighted average in-service date of July 1, 2016. Rent supplements with respect to this Lessee CapEx were agreed to and memorialized as part of the Ninth Amended Supplement.
*	Represents the amount of Lessee CapEx the Parties expect during 2017, with an expected weighted average in-service date of July 1, 2017.

Base Rent:

2011	$18,111,535
2012	$18,669,636
2013	$21,784,564
2014	$31,794,169
2015	$44,737,618
2016	$61,449,561	#
2017	$75,497,661	##

#	The amount of 2016 Base Rent included in the Tenth Amended Supplement was $61,449,561, comprised of 2016 Base Rent payments of $5,001,017 on the 15th day of each month beginning on March 15, 2016 through August 15, 2016 (with respect to January 2016 through June 2016), and $5,122,354 on the 15th day of each month beginning on September 15, 2016 through December 15, 2016 (with respect to July 2016 through October 2016), with the increase in monthly Base Rent reflecting First 2016 CapEx and commencing July 1, 2016, which was 30 days after the expected approval of Lessee’s first 2016 Regulatory Order. Lessee is scheduled to make a monthly 2016 Base Rent payment of $5,477,022 on each of January 15, 2017 and February 15, 2017 (with respect to November 2016 and December 2016), with the increase in monthly Base Rent reflecting Second 2016 CapEx and commencing November 1, 2016, which was 30 days after the expected approval of Lessee’s second 2016 Regulatory Order.
##	Lessee will make a monthly 2017 Base Rent payment of $6,230,262 on the 15th day of each month beginning on March 15, 2017 through June 15, 2017 (with respect to January 2017 through April 2017). Lessee will then make a 2017 Base Rent payment of $6,322,076 on the 15th day of each month beginning on July 15, 2017 through February 15, 2018 (with respect to May 2017 through December 2017), with the increase in monthly Base Rent reflecting First 2017 CapEx and commencing May 1, 2017, which is 30 days after the expected approval of Lessee’s first 2017 Regulatory Order.

Percentage Rent

Percentages:

2011	29.019%
2012	24.206%
2013	25.1%
2014	23.6%
2015	23.1%
2016	23.1%
2017	23.1%

Annual Percentage Rent

Breakpoints:

2011	$27,111,535
2012	$27,669,636
2013	$30,784,564
2014	$36,935,549
2015	$47,271,231
2016	$55,428,569
2017	$72,373,288	*

STANTON/BRADY/CELESTE LEASE

*	The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order and the second 2017 Regulatory Order, as well as the amount of First 2017 CapEx and Second 2017 CapEx.

Revenues Attributable to

Lessee CapEx:

2013	$1,357,683
2014	$4,850,029
2015	$7,283,133
2016	$8,171,603
2017	$8,841,302

ERCOT Transmission Rate

Allocation:

before June 20, 2013: 0%
between June 20 and October 17, 2013: 6.9%
between October 17 and February 25, 2014: 3.4%
between February 25 and May 1, 2014: 8.5%
between May 1 and October 3, 2014: 8.3%
between October 3, 2014 and March 31, 2015: 7.3%
between April 1, 2015 and October 31, 2015: 10.5%
between November 1, 2015 and June 13, 2016: 17.8%
between June 13, 2016 and September 22, 2016: 20.4%
between September 23, 2016 and April 30, 2017: 17.6%
starting May 1, 2017: 21.2%

Term of Rent Supplement:     Expires 12/31/17

STANTON/BRADY/CELESTE LEASE

The Parties have executed this Eleventh Amended Supplement to the S/B/C Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

STANTON BRADY CELESTE LEASE